Exhibit 99.1

Harrow Announces Second-Quarter 2025 Financial Results

Second-Quarter 2025 and Recent Selected Highlights:

●	Total revenues of $63.7 million, a 30% increase over $48.9 million recorded in the prior-year period
●	GAAP net income of $5.0 million
●	Adjusted EBITDA of $17.0 million
●	Cash and cash equivalents of $53.0 million as of June 30, 2025

NASHVILLE, Tenn., August 11, 2025 – Harrow (Nasdaq: HROW), a leading provider of ophthalmic disease management solutions in North America, announced results for the second quarter ended June 30, 2025. The Company also posted its second quarter Letter to Stockholders and corporate presentation to the “Investors” section of its website, harrow.com. The Company encourages all Harrow stockholders to review these documents, which provide additional details concerning the historical quarterly period and future expectations for the business.

“The second quarter provided a strong financial and operational foundation for the back half of the year,” said Mark L. Baum, Chief Executive Officer of Harrow. “These results have positioned us to strengthen our capital base and are a proof point as to the financial leverage we believe our business has. We remain on track to deliver greater than $280 million in revenue for the year.

“VEVYE® continues to gain commercial momentum, adding nearly 3% in market share in the quarter, with 66% sequential prescription growth, including approximately 50,000 new prescriptions. Now, with an average selling price (ASP) that is stable with an upward bias over the coming quarters, we expect quarterly revenues to begin to expand meaningfully and exceed $100 million for 2025. Our VEVYE® Access for All (VAFA) program, which has significantly improved patient access and reduced barriers to treatment, is currently driving growth in prescription volumes for VEVYE, and we believe the recent expansion of our pharmacy network to include a full nationwide retail network should improve our ASP and further unlock VEVYE’s commercial and financial potential.

“In addition, IHEEZO® has found its growth footing and is expected to deliver record performance through the balance of the year. TRIESENCE® volumes are improving, and with a coming launch in its largest market, ocular inflammation, we expect to finally demonstrate a revenue trajectory consistent with our original acquisition thesis – that TRIESENCE should eventually deliver $100 million in annual revenue. The balance of our branded portfolio, as well as ImprimisRx, our compounding business, are on track and delivering results in line with our 2025 forecast. Together, these results highlight strength, resilience, and growing demand for our ophthalmic disease management solutions.

“In sum, our commercial platform is firing on all cylinders – scaling rapidly and driving strong, growing profitability as demand surges for VEVYE and IHEEZO, and improves the rest of our portfolio. With powerful new revenue streams on deck – including the Samsung biosimilars portfolio, BYQLOVI™, and the expansion of TRIESENCE into its largest potential market – all with minimal incremental cost, we are poised to unlock additional operational leverage and deliver meaningful profitability for Harrow stockholders.”

Business Highlights:

●	Apollo Care Strategic Alliance for VAFA

○	Harrow recently entered into a strategic alliance with Apollo Care, an innovative service provider for patient access and commercial solutions, as Harrow’s second specialty pharmacy partner for the VAFA program. With 500+ pharmacies and full nationwide coverage, Apollo Care’s pharmacy network is broadly contracted with major and small commercial, TRICARE and Medicare plans, positioning it to accelerate VAFA’s expansion while driving broader insurance coverage.

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Harrow Announces Second Quarter 2025 Financial Results

August 11, 2025

●	Samsung Bioepis

○	In July 2025, Harrow secured the exclusive U.S. commercial rights to the ophthalmology biosimilar portfolio of Samsung Bioepis — BYOOVIZ® (ranibizumab-nuna), an FDA-approved biosimilar referencing LUCENTIS (ranibizumab), and OPUVIZ™ (aflibercept-yszy), an FDA-approved biosimilar referencing EYLEA (aflibercept) — two of the most widely used anti-VEGF therapies for retinal diseases.

●	BYQLOVI Acquisition

○	In June 2025, Harrow acquired the exclusive U.S. commercial rights for BYQLOVI™ (clobetasol propionate ophthalmic suspension) 0.05%. BYQLOVI was recently approved by the U.S. Food and Drug Administration (FDA) for the treatment of post-operative inflammation and pain following ocular surgery and is the first new ophthalmic steroid in its class in over 15 years.

Second Quarter 2025 Financial Results:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Total revenues	$63,742,000	$48,939,000	$111,573,000	$83,526,000
Gross margin	75%	74%	72%	72%
Core gross margin(1)	80%	79%	78%	78%
Net income (loss)	4,995,000	(6,473,000)	(12,785,000)	(20,038,000)
Core net income (loss)(1)	9,227,000	(2,047,000)	(4,327,000)	(11,836,000)
Adjusted EBITDA(1)	17,006,000	8,803,000	15,021,000	9,030,000
Net income (loss) per share:
Basic	0.14	(0.18)	(0.35)	(0.56)
Diluted	0.13	(0.18)	(0.35)	(0.56)
Core net income (loss) per share:(1)
Basic	0.25	(0.06)	(0.12)	(0.33)
Diluted	0.24	(0.06)	(0.12)	(0.33)

(1)	Core gross margin, core net income (loss), core basic and diluted net income (loss) per share (collectively, “Core Results”), and Adjusted EBITDA are non-GAAP measures. For additional information, including a reconciliation of such Core Results and Adjusted EBITDA to the most directly comparable measures presented in accordance with GAAP, see the explanation of non-GAAP measures and reconciliation tables at the end of this release.

Conference Call and Webcast

Participants can access the live webcast of Harrow’s presentation on the “Investors” page of Harrow’s website. A replay of the webcast will be available on the Company’s website for one year.

To participate via telephone, please register in advance using this link. Upon registration, all telephone participants will receive a confirmation email with detailed instructions, including a unique dial-in number and PIN, for accessing the call.

About Harrow

Harrow, Inc. (Nasdaq: HROW) is a leading provider of ophthalmic disease management solutions in North America, offering a comprehensive portfolio of products that address conditions affecting both the front and back of the eye, such as dry eye disease, wet (or neovascular) age-related macular degeneration, cataracts, refractive errors, glaucoma and a range of other ocular surface conditions and retina diseases. Harrow was founded with a commitment to deliver safe, effective, accessible, and affordable medications that enhance patient compliance and improve clinical outcomes. For more information about Harrow, please visit harrow.com.

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Harrow Announces Second Quarter 2025 Financial Results

August 11, 2025

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements in this release that are not historical facts may be considered such “forward—looking statements.” Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties which may cause results to differ materially and adversely from the statements contained herein. Some of the potential risks and uncertainties that could cause actual results to differ from those predicted include, among others, risks related to: liquidity or results of operations; our ability to successfully implement our business plan, develop and commercialize our products, product candidates and proprietary formulations in a timely manner or at all, identify and acquire additional products, manage our pharmacy operations, refinance and otherwise service our debt, obtain financing necessary to operate our business, recruit and retain qualified personnel, manage any growth we may experience and successfully realize the benefits of our previous acquisitions and any other acquisitions and collaborative arrangements we may pursue; competition from pharmaceutical companies, outsourcing facilities and pharmacies; general economic and business conditions, including inflation and supply chain challenges; regulatory and legal risks and uncertainties related to our pharmacy operations and the pharmacy and pharmaceutical business in general, including the ongoing communications with the U.S. Food and Drug Administration relating to compliance and quality plans at our outsourcing facility in New Jersey; physician interest in and market acceptance of our current and any future formulations and compounding pharmacies generally. These and additional risks and uncertainties are more fully described in Harrow’s filings with the Securities and Exchange Commission (SEC), including its Annual Report on Form 10-K for the year ended December 31, 2024, subsequent Quarterly Reports on Form 10-Q, and other filings with the SEC. Such documents may be read free of charge on the SEC’s web site at sec.gov. Undue reliance should not be placed on forward-looking- statements, which speak only as of the date they are made. Except as required by law, Harrow undertakes no obligation to update any forward-looking- statements to reflect new information, events, or circumstances after the date they are made, or to reflect the occurrence of unanticipated events.

Contact:

Mike Biega, VP of Investor Relations and Communications

mbiega@harrowinc.com

617-913-8890

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Harrow Announces Second Quarter 2025 Financial Results

August 11, 2025

HARROW, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	June 30, 2025	December 31, 2024
	(unaudited)
ASSETS
Cash and cash equivalents	$52,963,000	$47,247,000
All other current assets	101,927,000	142,404,000
Total current assets	154,890,000	189,651,000
All other assets	190,143,000	199,320,000
TOTAL ASSETS	$345,033,000	$388,971,000

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$248,884,000	$91,343,000
Loans payable, net of unamortized debt discount and current portion	38,484,000	219,539,000
All other liabilities	8,366,000	8,792,000
TOTAL LIABILITIES	295,734,000	319,674,000
TOTAL STOCKHOLDERS’ EQUITY	49,299,000	69,297,000
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$345,033,000	$388,971,000

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Total revenues	$63,742,000	$48,939,000	$111,573,000	$83,526,000
Cost of sales	16,230,000	12,539,000	31,754,000	23,092,000
Gross profit	47,512,000	36,400,000	79,819,000	60,434,000
Selling, general and administrative	33,235,000	31,817,000	73,748,000	60,630,000
Research and development	2,868,000	3,053,000	5,894,000	5,202,000
Total operating expenses	36,103,000	34,870,000	79,642,000	65,832,000
Income (loss) from operations	11,409,000	1,530,000	177,000	(5,398,000)
Total other expense, net	(6,414,000)	(7,348,000)	(12,962,000)	(13,985,000)
Income tax expense	-	655,000	-	655,000
Net income (loss) attributable to Harrow, Inc.	$4,995,000	$(6,473,000)	$(12,785,000)	$(20,038,000)
Net income (loss) per share:
Basic	$0.14	$(0.18)	$(0.35)	$(0.56)
Diluted	$0.13	$(0.18)	$(0.35)	$(0.56)

HARROW, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Six Months Ended June 30,
	2025	2024
Net cash provided by (used in):
Operating activities	$18,865,000	$(7,374,000)
Investing activities	(505,000)	4,993,000
Financing activities	(12,644,000)	(736,000)
Net change in cash and cash equivalents	5,716,000	(3,117,000)
Cash and cash equivalents at beginning of the period	47,247,000	74,085,000
Cash and cash equivalents at end of the period	$52,963,000	$70,968,000

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Harrow Announces Second Quarter 2025 Financial Results

August 11, 2025

Non-GAAP Financial Measures

In addition to the Company’s results of operations determined in accordance with U.S. generally accepted accounting principles (GAAP), which are presented and discussed above, management also utilizes Adjusted EBITDA and Core Results, unaudited financial measures that are not calculated in accordance with GAAP, to evaluate the Company’s financial results and performance and to plan and forecast future periods. Adjusted EBITDA and Core Results are considered “non-GAAP” financial measures within the meaning of Regulation G promulgated by the SEC. Management believes that these non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting its business. Management believes Adjusted EBITDA and Core Results provide meaningful supplemental information regarding the Company’s performance because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making; (ii) they exclude the impact of non-cash or, when specified, non-recurring items that are not directly attributable to the Company’s core operating performance and that may obscure trends in the Company’s core operating performance; and (iii) they are used by institutional investors and the analyst community to help analyze the Company’s results. However, Adjusted EBITDA, Core Results, and any other non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Further, non-GAAP financial measures used by the Company and the way they are calculated may differ from the non-GAAP financial measures or the calculations of the same non-GAAP financial measures used by other companies, including the Company’s competitors.

Adjusted EBITDA

The Company defines Adjusted EBITDA as net income (loss), excluding the effects of stock-based compensation and expenses, interest, taxes, depreciation, amortization, investment loss, net, and, if any and when specified, other non-recurring income or expense items. Management believes that the most directly comparable GAAP financial measure to Adjusted EBITDA is net income (loss). Adjusted EBITDA has limitations and should not be considered as an alternative to gross profit or net income (loss) as a measure of operating performance or to net cash provided by (used in) operating, investing, or financing activities as a measure of ability to meet cash needs.

The following is a reconciliation of Adjusted EBITDA, a non-GAAP measure, to the most comparable GAAP measure, net income (loss), for the three months and six months ended June 30, 2025 and for the same period in 2024:

HARROW, INC.

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
GAAP net income (loss)	$4,995,000	$(6,473,000)	$(12,785,000)	$(20,038,000)
Stock-based compensation and expenses	875,000	4,271,000	5,431,000	8,440,000
Interest expense, net	6,408,000	5,471,000	12,956,000	10,886,000
Income tax expense	-	655,000	-	655,000
Depreciation	496,000	453,000	961,000	885,000
Amortization of intangible assets	4,226,000	2,549,000	8,452,000	5,103,000
Investment loss, net	-	1,923,000	-	3,171,000
Other expense (income), net	6,000	(46,000)	6,000	(72,000)
Adjusted EBITDA	$17,006,000	$8,803,000	$15,021,000	$9,030,000

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Harrow Announces Second Quarter 2025 Financial Results

August 11, 2025

Core Results

Harrow Core Results, including core gross margin, core net income (loss), and core basic and diluted income (loss) per share exclude (1) all amortization and impairment charges of intangible assets, excluding software development costs, (2) net gains and losses on investments and equity securities, including equity method gains and losses and equity valued at fair value through profit and loss (FVPL), and preferred stock dividends, and (3) gains/losses on forgiveness of debt. In certain periods, Core Results may also exclude fair value adjustments of financial assets in the form of options to acquire a company carried at FVPL, obligations related to product recalls, certain acquisition-related items, restructuring charges/releases and associated items, related legal items, gains/losses on early extinguishment of debt or debt modifications, impairments of property, plant and equipment and software, as well as income and expense items that management deems exceptional and that are or are expected to accumulate within the year to be over a $100,000 threshold.

The following is a reconciliation of Core Results, non-GAAP measures, to the most comparable GAAP measures for the three months and six months ended June 30, 2025 and 2024:

For the Three Months Ended June 30, 2025
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$47,512,000	$3,780,000	$-	$-	$51,292,000
Gross margin	75%				80%
Operating income	11,409,000	4,226,000	-	-	15,635,000
Income before taxes	4,995,000	4,226,000	-	6,000	9,227,000
Taxes	-	-	-	-	-
Net income	4,995,000	4,226,000	-	6,000	9,227,000
Income per share ($)(1):
Basic	0.14				0.25
Diluted	0.13				0.24
Weighted average number of shares of common stock outstanding:
Basic	36,790,306				36,790,306
Diluted	38,853,855				38,853,855

For the Six Months Ended June 30, 2025
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$79,819,000	$7,560,000	$-	$-	$87,379,000
Gross margin	72%				78%
Operating income	177,000	8,452,000	-	-	8,629,000
Loss before taxes	(12,785,000)	8,452,000		6,000	(4,327,000)
Taxes	-	-	-	-	-
Net loss	(12,785,000)	8,452,000	-	6,000	(4,327,000)
Basic and diluted loss per share ($)(1)	(0.35)				(0.12)
Weighted average number of shares of common stock outstanding, basic and diluted	36,304,787				36,304,787

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Harrow Announces Second Quarter 2025 Financial Results

August 11, 2025

For the Three Months Ended June 30, 2024
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$36,400,000	$2,140,000	$-	$-	$38,540,000
Gross margin	74%				79%
Operating income	1,530,000	2,549,000	-	-	4,079,000
(Loss) income before taxes	(5,818,000)	2,549,000	1,923,000	(46,000)	(1,392,000)
Taxes	(655,000)	-	-	-	(655,000)
Net (loss) income	(6,473,000)	2,549,000	1,923,000	(46,000)	(2,047,000)
Basic and diluted loss per share ($)(1)	(0.18)				(0.06)
Weighted average number of shares of common stock outstanding, basic and diluted	35,618,977				35,618,977

For the Six Months Ended June 30, 2024
	GAAP Results	Amortization of Certain Intangible Assets	Investment Gains (Losses)	Other Items	Core Results
Gross profit	$60,434,000	$4,280,000	$-	$-	$64,714,000
Gross margin	72%				78%
Operating loss	(5,398,000)	5,103,000	-	-	(295,000)
(Loss) income before taxes	(19,383,000)	5,103,000	3,171,000	(72,000)	(11,181,000)
Taxes	(655,000)	-	-	-	(655,000)
Net (loss) income	(20,038,000)	5,103,000	3,171,000	(72,000)	(11,836,000)
Basic and diluted loss per share ($)(1)	(0.56)				(0.33)
Weighted average number of shares of common stock outstanding, basic and diluted	35,544,312				35,544,312

(1)	Core basic and diluted loss per share is calculated using the weighted-average number of shares of common stock outstanding during the period. Core basic and diluted loss per share also contemplates dilutive shares associated with equity based awards as described in Note 2 and elsewhere in the Consolidated Financial Statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

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